[GRAPHIC OMITTED]                                       Contacts: Rob Stewart
                                                              Investor Relations
FOR RELEASE                                                   Tel (626) 396-8300
-----------                                                   Fax (626) 535-0344
November 13, 2001


                                 ACACIA RESEARCH
                      FILES THIRD QUARTER 10-Q WITH THE SEC
           WITH RETROACTIVE RECOGNITION OF TEN PERCENT STOCK DIVIDEND
                  DECLARED IN EARNINGS PER SHARE COMPUTATIONS


     PASADENA, Calif. - (BUSINESS WIRE) - November 13, 2001 - Acacia Research Corporation (Nasdaq:ACRI) today filed its Form 10-Q for the quarter ended September 30, 2001 with the Securities and Exchange Commission (the "SEC").

Pursuant to Generally Accepted Accounting Principles, the computations of earnings per share for all periods presented in the third quarter Form 10-Q filed, give retroactive recognition to the ten percent (10%) stock dividend declared by the Company's board of directors as announced by the Company on October 23, 2001.


     The table below compares earnings per share as previously reported in the Company's October 24, 2001 third quarter earnings press release to earnings per share after retroactive recognition of the 10% stock dividend for the periods presented:


                                                                  Three Months Ended               Three Months Ended
                                                                  September 30, 2001               September 30, 2000
                                                               -------------------------         ------------------------

                                                            Prior to 10%          After 10%      Prior to 10%       After 10%
                                                           Stock Dividend       Stock Dividend   Stock Dividend   Stock Dividend
                                                              Declared            Declared         Declared         Declared
                                                              --------            --------         --------         --------
Loss per common share:
Basic and diluted
    Loss from continuing operations                          $(0.16)             $(0.14)            $(0.56)          $(0.51)
    Loss from discontinued operations                            -                    -              (0.13)           (0.12)
                                                           ----------            --------           -------          --------
                                                             $(0.16)             $(0.14)            $(0.69)          $(0.63)
                                                           ==========            ========           =======          =======

Weighted average number of common and potential common shares outstanding used in computation of loss per share
    Basic and diluted                                      17,748,097            19,522,906        15,724,930       17,297,423
                                                           ==========            ==========        ==========       ==========


ABOUT ACACIA RESEARCH CORPORATION

Acacia Research develops and operates life science and enabling technology companies. The company's core technology opportunity has been developed through its subsidiary, CombiMatrix Corporation. Acacia Research intends to build and acquire companies in the life science and material science fields that will utilize CombiMatrix's biochip technology. Acacia Research's website is located at www.acaciaresearch.com.





Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:

This news release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including the recent economic slowdown affecting technology companies, our ability to successfully develop products, rapid technological change in our markets, changes in demand for our future products, legislative, regulatory and competitive developments and general economic conditions. Our Annual Report on Form 10-K, recent and forthcoming Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and 8-K/A, and other SEC filings discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.